EXHIBIT 10.45
EXECUTION COPY

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of December 21, 2018 (the “First Amendment Closing Date”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC. and T-MOBILE USA, INC., jointly and severally as guarantors (collectively, the “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, the parties hereto have entered into the Third Amended and Restated Receivables Purchase and Administration Agreement, dated as of October 23, 2018 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.
ARTICLE 2

AMENDMENTS
Section 2.01    Amendments to the RPAA.
(a)    Section 1.1 of the RPAA is hereby amended by addition of the following definition in the correct alphabetical order:
“Thirty-Six Month Contract Receivable Transfer Date” shall mean the date on which the first Receivable related to a handset device with a contract term of more than 25 months (but not in excess of 37 months) is transferred from Finco to the Transferor pursuant to the Sale Agreement.
(b)    The definition of “Eligible Receivable” in Section 1.1 of the RPAA is hereby amended by amending and restating clause (f) therein as follows:

(f)    (i) has an original term of 25 months or less if it relates to an Accessory or Smart Watch; or (ii) has an original term of 37 months or less if it relates to a handset device;
(c)    Exhibit D to the RPAA is hereby amended by amending and restating clause (i)(B) therein as follows:
(B)    (1) for any Payment Date after the Scheduled Expiry Date prior to the Thirty-Six Month Contract Receivable Transfer Date, the notional amount as of the last Payment Date prior to the Scheduled Expiry Date reduced by one twenty-fourth of such notional amount per month and (2) for any Payment Date after the Scheduled Expiry Date on or after the Thirty-Six Month Contract Receivable Transfer Date, the notional amount as of the last Payment Date prior to the Scheduled Expiry Date reduced by one thirty-sixth of such notional amount per month (or such other amount as agreed, from time to time, between the Transferor and the Administrative Agent to reflect the percentage of Receivables with an outstanding term in excess of 24 months);
(d)    The matrix set forth in the definition of “Advance Matrix I” in Annex A to the RPAA is hereby amended by replacing the existing matrix with the matrix attached hereto as Schedule I.
(e)    The matrix in the definition of “Advance Matrix II” in Annex A to the RPAA is hereby amended by replacing the existing matrix with the matrix attached hereto as Schedule II.
ARTICLE 3

EFFECTIVENESS; RATIFICATION
Section 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the First Amendment Closing Date upon the execution and delivery of counterparts by the parties hereto.
Section 3.02    Incorporation; Ratification.
(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)    After giving effect to this Amendment, the Performance Guaranty shall remain in full force and effect.

ARTICLE 4

MISCELLANEOUS
Section 4.01    Representations and Warranties.
(a)    The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.
(b)    Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.
(c)    Each of TMUS and TMUSA hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the RPAA are true and correct in all material respects as of the date hereof.
Section 4.02    Consent. The Funding Agents party hereto hereby consent to the modification or amendment by Finco of the Credit and Collection Policies to allow for Receivables with a term of up to 37 months, and the Funding Agents hereby waive any notice period required pursuant to Section 3.7(t) of the RPAA relating thereto.
Section 4.03    No Other Amendments or Consents; Status of RPAA and Related Documents. The amendments and consent set forth herein are limited as specified and shall not be construed as an amendment or consent to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment, consent or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment, consent or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPAA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
Section 4.04    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS

AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.05    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC
as Transferor

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Senior Vice President, Treasury &
Treasurer

T-MOBILE FINANCIAL LLC
In its individual capacity and as Servicer

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Assistant Treasurer

T-MOBILE US, INC.
as Guarantor

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Senior Vice President, Treasury &
Treasurer

T-MOBILE USA, INC.
as Guarantor

By:	/s/ Dirk Wehrse
	Name:	Dirk Wehrse
	Title:	Senior Vice President, Treasury &
Treasurer

(Signature Page to First Amendment to 3rd A&R RPAA)

ROYAL BANK OF CANADA
as Administrative Agent

By:	/s/ Thomas C. Dean
	Name:	Thomas C. Dean
	Title:	Authorized Signatory

By:	/s/ Lisa Wang
	Name:	Lisa Wang
	Title:	Authorized Signatory

ROYAL BANK OF CANADA
as Funding Agent

By:	/s/ Thomas C. Dean
	Name:	Thomas C. Dean
	Title:	Authorized Signatory

By:	/s/ Lisa Wang
	Name:	Lisa Wang
	Title:	Authorized Signatory

LANDESBANK HESSEN-THURINGEN
GIROZENTRALE,
as a Funding Agent

By:	/s/ Bjoern Mollner
	Name:	Bjoern Mollner
	Title:	Senior Vice President

By:	/s/ Daniel Geflitter
	Name:	Daniel Geflitter
	Title:	Associate

MUFG BANK, LTD. F/K/A THE BANK OF
TOKYO-MITSUBISHI UFJ, LTD.,
as a Funding Agent

By:	/s/ Christopher Pohl
	Name:	Christopher Pohl
	Title:	Managing Director

BNP PARIBAS,
as a Funding Agent

By:	/s/ Chris Fukuoka
	Name:	Chris Fukuoka
	Title:	Vice President

By:	/s/ Advait Joshi
	Name:	Advait Joshi
	Title:	Director

Schedule I

Advance Matrix I

Schedule II

Advance Matrix II